UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		December 19, 2000
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)
1900 Pennsylvania Avenue, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526)
(Former Name or Former Address, if Changed Since Last Report)

                                                                    PEPCO
                                                                    Form 8-K
Item 2.

Acquisition and Disposition of Assets.

On December 19, 2000, the Company completed the sale to various subsidiaries of Southern Energy, Inc. ("Southern"), an entity not affiliated with the Company, of substantially all of its plants, facilities and equipment used in the generation of electricity, its purchased capacity contracts, and its other rate-based assets that are not required for the provision of electric transmission and distribution services, pursuant to an Asset Purchase and Sale Agreement, dated as of June 7, 2000, as amended (the "Ag he terms of the Agreement, the Company received a total of $2.65 billion in cash from Southern for these assets. This amount represents Southern's winning bid in the open auction process that the Company held to divest these assets. Also included as part of the transaction with Southern is a provision that entitles the Company to buy from Southern all of its energy to provide to customers for up to four years, at prices below the Company's current average rates for retail default generation service.

Also on December 19, 2000, the Company's Benning Road and Buzzard Point generating stations were transferred, at book value, to Potomac Power Resources, Inc., an indirect wholly owned subsidiary of the Company. These plants will be operated by Southern Energy D.C. O&M, LLC under an Operations and Maintenance Agreement.

Additionally, the Company is expected to complete in January 2001 the sale of its 9.72% interest in the Conemaugh Generating Station ("Conemaugh") to subsidiaries of PPL Corp. and Allegheny Energy, Inc., both entities not affiliated with the Company, pursuant to an Asset Purchase and Sale Agreement dated as of May 18, 2000. The Company will receive $152.5 million in cash for the sale of its interest in Conemaugh.

Exhibit 99, the Company's press release announcing these dispositions, is attached hereto and is hereby incorporated by reference.

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                                                                    PEPCO
                                                                    Form 8-K
Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
10.1 10.2 10.3 10.4 99

Amendment No. 1, dated September 18, 2000 to Asset Purchase and Sale Agreement for Generating Plants and Related Assets by and between Potomac Electric Power Company and Southern Energy, Inc., dated June 7, 2000 (the"Agreement"), including Exhibit A-1 -- Form of Dickerson Easement Agreement, Exhibit A-2 -- Form of Chalk Point Easement Agreement, and Exhibit A-3 -- Form of Morgantown Easement Agreement.

Amendment No. 2, dated December 19, 2000, to Agreement.

Transition Power Agreement --District of Columbia.

Transition Power Agreement -- Maryland.

News Release of Potomac Electric Power Company dated December 19, 2000.

Filed herewith. Filed herewith. Filed herewith. Filed herewith. Filed herewith.

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                                                                    PEPCO

                                                                    Form 8-K

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Potomac Electric Power Company
                                                      (Registrant)

                                             By:      DENNIS R. WRAASE
                                                      Dennis R. Wraase
                                                       President and
                                                   Chief Financial Officer

December 19, 2000
      DATE

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